Merger with City Bank and Trust Company June 12, 2018 NASDAQ: EQBK Exhibit 99.2

This presentation contains “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity Bancshares, Inc.’s (“Equity”) financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2018 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Special Note Regarding Forward Looking Statements

Additional Information for Investors and Shareholders Important Additional Information The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance.  These non-GAAP financial measures should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.

As of 6/11/18 market close Per S&P Capital IQ as of 4/20/18 Non-GAAP financial measure. See the reconciliation under ‘Non-GAAP Financial Measures’ filed on May 11, 2018. 15,775,701 shares outstanding as of 5/31/18 Equity Bancshares, Inc. – About Us Recent Price(1) $40.77 Median Consensus Price Target(2) $46.00 Tangible Book Value per Share(3) $18.22 2018 Consensus EPS Estimate(2) $2.75 2019 Consensus EPS Estimate(2) $3.07 Price to 2018 Consensus Earnings(1,2) 14.8x Price to 2019 Consensus Earnings(1,2) 13.3x Price to Tangible Book Value per Share(1,3) 2.2x Market Capitalization (millions)(1,4) $643

EQBK (Nasdaq ticker) $3.9 Billion Total Assets (1) $643 Million Market Cap (2) (as of 6/11/18) Deposit franchise: Kansas (23 branches with $1,222mm in deposits)(3) Missouri (15 branches with $652mm in deposits)(3) Arkansas (5 branches with $350mm in deposits)(3) Oklahoma (5 branches with $510mm in deposits)(3) Merger with City Bank and Trust adds: NW Oklahoma (1 branch with $134mm in deposits)(3)(4) Acquisitions, repositioning and organic growth are key elements of the EQBK strategy History of strong asset quality Successfully integrated 17 acquisitions (Since 2003) Executive officers and directors beneficially own approximately 12.2%(5) Completed Initial Public Offering in November 2015 ($50.2 million) 2015 Best In Business winner, Wichita Business Journal 2013 and 2014 Best Places to Work, Wichita Business Journal Equity Bancshares, Inc. – Company Profile Source: S&P Capital IQ, EQBK Management provided information, and the Wichita Business Journal Pro forma for EQBK’s Q4 2018 merger with City Bank and Trust Company Based on closing price of $40.77 on 6/11/18 and 15,775,701 shares outstanding as of 5/31/18 Per S&P Capital IQ and the 2017 FDIC Summary of Deposits; data as of 6/30/17 Deposits to be added with the announced merger with City Bank and Trust Company As of 3/31/18 Current Footprint (48 Branches)

Performance Growth in Commercial Banking Franchise Commercial banking customers (~70% of loans) Three metro markets and four-state presence Manufacturing, transportation, business Strong Operating Performance Delivered earnings and EPS growth Above peer asset quality through cycles Leveraging infrastructure to achieve efficiencies Proven M&A Acquirer and Integrator Successful track record Disciplined merger metrics Ability to integrate, operate and enhance revenue Growth Oriented Business Plan Focus on commercial banking Continue organic and acquisition initiatives Leverage efficient, scalable infrastructure Enhance revenue through identified synergies Hire talented, entrepreneurial employees Continue offering sophisticated, improved and customized banking products Market Opportunity Numerous acquisition opportunities Gathering low cost deposits and deploying into our growing target lending markets Management Team & Board Strength Large bank experience with community bank care Success in attracting clients from larger banks Deep alignment with shareholders C-Suite and top-line managers have significant ownership Top-shelf credit culture Core Components of EQBK’s Story Opportunity

Unemployment Rates(1) Kansas: 3.2% Missouri: 3.3% Arkansas: 3.4% Oklahoma: 3.8% USA: 3.7% Footprint 49 branches in 26 counties across 4 states Strong strategic positioning, with branches along I-70 and I-35 Branches clustered around key areas such as Wichita, Topeka, Kansas City, Tulsa, Southwest Kansas, Southeast Kansas, Northern Oklahoma, Northwest Oklahoma, Western Missouri, and Arkansas Total population of current markets served of approximately 5 million Median household income of $54,385 Key Industries Transportation Manufacturing Healthcare Agriculture Pro Forma Footprint & Demographics Source: S&P Capital IQ Unemployment rates as of April 2018 EQBK City Bank and Trust Co. (1)

Merger with City Bank and Trust Company (Docking Bancshares Inc.)

CBT Footprint Selected Financial Highlights Overview City Bank and Trust Company is headquartered in Guymon, OK Founded in 1901 as Beaver County Bank and operates one branch in Guymon. Acquired by parent company Docking Bancshares in 2002. Attractive core deposits in stable market Expansion of Southwest Kansas footprint High profitability, with attractive ROAA and ROAE City Bank and Trust Company - Overview Dollars in millions. Source: S&P Capital IQ Note: Bank level data used, does not adjust for S-Corp status EQBK City Bank and Trust Co. (1) Annualized

Southwest Kansas / Oklahoma Panhandle Market Presence Logical market expansion: 220 miles west of Wichita home office and 40 miles south of 2018 Liberal expansion 38 basis point cost of deposits including 75% signature deposits(1) Texas County (Oklahoma)(2) EQBK City Bank and Trust Co. (1) City Bank and Trust – Deposit Market Share Based on 1Q 2018 average deposit balance per bank-level regulatory filings S&P Capital IQ, deposit data per FDIC summary of deposits as of June 30, 2017

City Bank and Trust Co. is headquartered and operates one branch in Guymon, in Texas County, Oklahoma City Bank and Trust Co. market share rank: #1 (27.4%) Texas County has a median household income of $52,455, with 52% of households with income of greater than $50,000 and 18% greater than $100,000. The Guymon area is home to Seaboard Foods, Memorial Hospital of Texas County and Oklahoma Panhandle State University Economy is based primarily on agriculture, livestock trade and processing, wind energy production, and oil and gas production Guymon, OK Notable Employers Guymon, Oklahoma Market Sources: S&P Capital IQ, guymonokchamber.com Note: Deposit data per the 2017 FDIC Summary of Deposits.

Structure EQBK to acquire 100% of City Bank and Trust Co. City Bank and Trust is expected to be merged into Equity Bank in Q4 2018 Purchase Price Deal value: Approximately $18.9 million Consideration: $18.9 million in cash Valuation Multiples P/TBV = 141% on 8.0% TCE as of 3/31/18(1) ~15.5x LTM earnings, 8.3x 2018 earnings est. incl. cost saves(2) Core deposit premium of 4.5% at announcement(3) Social City Bank and Trust key executive managers to be retained Required Approvals & Expected Closing Customary regulatory approval Q4 2018 Capital Ratios Remain well-capitalized based on all regulatory capital ratios Transaction Overview Post-special dividend of $4.8 million Includes $4.8 million special dividend, LTM earnings tax-affected at 35% Includes $4.8 million special dividend and excludes CDs > $250k

Financially Attractive Structured within EQBK’s merger metrics and discipline $0.14 EPS Accretive in 2019 and $0.17 EPS Accretive in 2020 2.8% dilutive to tangible book value with a TBV earnback of 2.75 years using the crossover method 25% IRR Low-Risk Profile Similar customer approach, credit cultures and operating styles Retention of key local management team members Comprehensive due diligence, no concentration concerns, including CRE Strong pro forma capital ratios Cost savings primarily from operating redundancies Strategic Value City Bank and Trust is a high-performing community bank, ranking No. 1 in deposit market share in locale Expansion of Liberal, KS footprint with high-quality, low-cost core deposits Leverages EQBK operating platform and back office support Strong credit quality, and similar credit philosophy Compelling Strategic Partnership

Cost Savings Expected annual non-interest expense savings of approximately 30%, or $1.0 million after tax in 2019, with 100% expected to be achieved in 2019 Revenue Enhancements Identified, but none included in pro forma projections One-time Merger Related Costs Approximately $2.2 million pre-tax Loan Credit Mark Gross ($1.6 million); Net of ALLL ($0.8 million) Core Deposit Intangible 2.00% amortized over 10 years using SOYD methodology Other Purchase Accounting Adjustments $1.9 million write-down of securities portfolio Operation and Conversion City Bank and Trust will merge, convert and integrate into Equity Bank during Q4 2018 Pre-closing Condition City Bank and Trust to deliver minimum common equity of $13.5 million (1) Key Transaction Assumptions Inclusive of City Bank and Trust’s portion of one-time merger related costs

Pro Forma Financial Impact

EPS Impact

- ~4.6% accretive in 2019 ($0.14)
- ~5.1% accretive in 2020 ($0.17)

Tangible Book Value Impact

- ~2.8% dilutive to tangible book value at close
- Tangible book value earn-back period estimated to be approximately 2.75 years, using the cross-over method

Pro Forma Consolidated Capital(1)

- ~8.1% Tangible Common Equity / Tangible Assets
- ~8.7% Tier 1 Leverage Ratio
- ~11.2% Common Equity Tier I Capital Ratio
- ~12.4% Total Risk-Based Capital Ratio

Pro Forma Highlights(2)

- Total assets of $3.9 billion
- Total deposits of $3.0 billion
- Well-diversified loan portfolio; Loan to deposits of 85%
- Helpful to core deposit profile and overall deposit costs

(1) Expected as of 12/31/2018
(2) Expected at closing

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Loan & Deposit Composition Equity Bank Stand Alone CBT Stand Alone Combined Loan Mix Deposit Mix Total: $2,389 million Total: $2,466 million Total: $2,753 million Total: $2,893 million Yield on Loans: 5.43% Cost of Deposits: 0.38% Yield on Loans: 5.44% Cost of Deposits: 0.69% Source: S&P Capital IQ Note: Equity Bank stand alone loan and deposit data inclusive of Adams Dairy Bank and FNB Liberal transactions which closed on May 4, 2018. Loan and deposit data per bank-level regulatory filings as of 3/31/18. Yield and cost info are based on 1Q 2018 average loan and deposit balances per bank-level regulatory filings. Note: City Bank and Trust loan and deposit data per bank-level regulatory filings as of 3/31/2018. Yield and cost info are based on 1Q 2018 average loan and deposit balances per bank-level regulatory filings. Loans / Deposits: 86.8% Loans / Deposits: 85.3% Total: $77 million Total: $139 million Cost of Deposits: 0.70% Loans / Deposits: 55.6% Yield on Loans: 5.87%

Shareholders Strategically and financially attractive transactions Opportunity for increased shareholder value for all companies Customers Community banking model with a focus on serving local clients Ability to provide enhanced products and services with larger lending limits Community bank market leader in Oklahoma panhandle market Employees Similar cultures and markets allows for a simplified employee transition Key personnel to lead markets and join Equity’s leadership teams Long-term dedicated management and leadership teams Larger size increases public identity and recruiting capability Benefits to the Transaction

City Bank and Trust joins franchise allowing for continued growth and development of products and services in community markets Seventeenth business combination since 2003, demonstrating discipline and commitment to execution in diverse range of markets Strategic acquisitions that enhance franchise value through expansion of existing Kansas footprint, consistent with business plan and shareholder value proposition Clear execution pathway combined with compelling transaction economics with attractive EPS accretion and anticipated shareholder returns Integration experience and retention of experienced and talented local management minimizes execution risk Well-positioned for future opportunities Summary

Supplemental Information

Continue Building Value via Strategic Execution

Phase I
Start-Up
2003 - 2007

2003-2004
Acquisition of National Bank of Andover
Rebrand as Equity Bank

2005
Purchase of 2 Wichita branches from Hillcrest Bancshares

2006
Acquisition of Charter of FNB of Sarcoxie, MO
Acquisition of Mortgage Centre, LC
Opened 2 branches in MO

2007
Signature Bank KC acquisition

Phase II
Growth
2008 - 2011

2008
Ellis State Bank acquisition (Ellis/Hays)
Branch opened in Lee's Summit, MO

2009
$8.8mm of TARP issued
Opened 2 branches in Overland Park, KS

2010
$20.0mm Capital Raise to fund growth

2011
Repaid TARP with SBLF
Purchase of 4 branches from Citizens Bancshares (Topeka)

Phase III
Leverage Infrastructure Profitably
2012 - 2016

2012
First Community Bancshares (FCB) merger
$20.4mm Capital Raise

2013
Integrate FCB and double earnings
CFO and CRO roles filled
Implement repositioning initiatives

2014
Repurchased 1.3mm shares
Refinanced TARP with Loan
Close/Sell 3 branches and opened branch Waterfront

2015
First Indep. (FFSL) merger
IPO

2016
Community First (CFBI) merger (closed November '16)
Completed $35.4mm private placement capital raise (PIPE)

Phase IV
Platform for Best in Class
2017-present

2017
Closed Prairie State merger (March)
Hired President: Wendell Bontrager, CIO: John Blakeney
Enter Oklahoma:
Closed Patriot Bank merger (November)
Closed Eastman Bank merger (November)
$3.2B Year End Asset Size

2018
Hired COO: Craig Anderson, CCO: Craig Mayo
Closed First National Bank Liberal/Hugoton (May)
Closed Adams Dairy Bank merger (May)

2018 CBT City Bank & Trust Company

	2007	2011	2016	Present
Total Assets	$287mm *	$610mm **	$2.2bn ***	$3.9bn ****
ROA	0.49%	0.46%	0.55%	1.11% *****

Note: Yellow shading indicates M&A activity; gray shading indicates capital activity
* Data as of 12/31/2007. ** Data as of 12/31/2011. *** Data as of 12/31/2016
**** Pro forma for EQBK's Q4 2018 merger with City Bank and Trust Company
***** As reported at 3/31/18

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City Bank and Trust – Financial Highlights Source: S&P Capital IQ Note: Bank level data used, does not adjust for S-Corp status

EQBK – Financial Highlights Source: S&P Capital IQ Note: Does not include data for FNB Liberal and Adams Dairy Bank mergers that closed on May 4, 2018

Equity Bancshares's Professional Board

Gary Allerheiligen	Accounting	CPA Advisor, Retired Partner, Grant Thornton (KS)
Jim Berglund	Banking	Bank Advisor, Retired President / CEO Sunflower Bank (KS)
Brad Elliott		Chairman / CEO of Equity Bancshares, Inc. (KS)
Greg Kossover		CFO Equity Bancshares, Former CEO, Value Place, LLC (KS)
Jerry Maland		Former Chairman, President & CEO of Community First Bancshares, Inc.
Greg Gaeddert	Investment Professionals	Managing Partner, B12 Capital Partners, LLC (KS)
Shawn Penner		Owner, Shamrock Advisors, Inc. (KS)
Jeff Bloomer	Power & Energy	President and COO, Sunrise Oilfield Supply Company (KS)
Harvey Sorensen	Law	Attorney / Partner, Foulston Siefken LLP (KS)

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Senior Leadership Brad S. Elliott Chairman & Chief Executive Officer Gregory H. Kossover Chief Financial Officer Wendell L. Bontrager President, Equity Bank Craig L. Anderson Chief Operating Officer

Strategic Planning Team Team Member Role Years with EQBK Years in Banking Patrick J. Harbert EVP, Community Markets, Sales & Service 14 23 Julie A. Huber EVP, Strategic Initiatives 14 24 Craig P. Mayo EVP, Chief Credit Officer 1 34 John M. Blakeney EVP, Chief Information Officer 1 30 Rolando Mayans EVP, Chief Risk Officer 10 25 Jennifer A. Johnson EVP, Chief Services Officer 6 32 Beth A. Money EVP, Retail Banking Director 9 28 Patrick L. Salmans SVP, Human Resources Director 6 22 Mark C. Parman SVP, President - Kansas City 5 37 John J. Hanley SVP, Director of Marketing 5 14 Jeremy E. Machain SVP, President – Wichita 9 15 Michael E. Bezanson SVP, CEO of Tulsa 1 35 Barbara M. Noyes SVP, Controller 7 32 EQBK Team has 454+ Years of Combined Banking Experience

Footprint & Target